                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ] Confidential, for Use of the
[X]   Definitive Proxy Statement                Commission Only (as permitted
[ ]   Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12


                             NETSCOUT SYSTEMS, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: not applicable
         --------------

    (2) Aggregate number of securities to which transactions applies: not applicable
         --------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         not applicable
         --------------

    (4)  Proposed maximum aggregate value of transaction:  not applicable
                                                           --------------

    (5)  Total fee paid:  not applicable
                          --------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:  not applicable
                                  --------------

    (2)  Form, Schedule or Registration Statement No.:  not applicable
                                                        --------------

    (3)  Filing Party:  not applicable
                        --------------

    (4)  Date Filed:  not applicable
                      --------------

                                     [LOGO]

                                                                 August 30, 2001

Dear Stockholder:

    You are cordially invited to attend the annual meeting of stockholders of NetScout Systems, Inc. to be held at 10:00 a.m., Eastern Standard time, on Friday, September 28, 2001, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts.

    At this Annual Meeting, you will be asked to elect two directors to a three-year term and to amend NetScout's 1999 Stock Option and Incentive Plan to increase the number of shares issuable under such plan to 9,500,000 shares, as described in NetScout's Proxy Statement dated as of August 30, 2001, and ratify the 1999 Stock Option and Incentive Plan, as amended, for purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended.

    Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

    If you are a stockholder of record, please vote in one of the following three ways whether or not you plan to attend the meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by phone or on the Internet. Your prompt cooperation will be greatly appreciated.

                                          Very truly yours,

                                          ANIL K. SINGHAL
                                          PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

                             NETSCOUT SYSTEMS, INC.
                            4 TECHNOLOGY PARK DRIVE
                               WESTFORD, MA 01886
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD SEPTEMBER 28, 2001

To the Stockholders of NetScout Systems, Inc.:

    The Annual Meeting of Stockholders of NetScout Systems, Inc., a Delaware corporation, will be held on Friday, September 28, 2001 at 10:00 a.m., Eastern Standard time, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, for the following purposes:

1. To elect two (2) Class II directors to serve for a three-year term or until their respective successors are elected and qualified.

2. To amend the Corporation's 1999 Stock Option and Incentive Plan to increase the number of shares issuable under such plan to 9,500,000 shares, as described in NetScout's Proxy Statement dated as of August 30, 2001, and ratify the 1999 Stock Option and Incentive Plan, as amended, for purposes of
    Section 162(m) of the Internal Revenue Code of 1986, as amended.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only stockholders of record at the close of business on August 6, 2001 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote in one of the following three ways whether or not you plan to attend the meeting:
(1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by telephone or on the Internet.

                                          By Order of the Board of Directors,

                                          ANIL K. SINGHAL
                                          PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

Westford, Massachusetts
August 30, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE: (1) COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE,
(2) COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED IN THE ENCLOSED PROXY CARD, OR (3) COMPLETE YOUR PROXY ON THE INTERNET AT THE ADDRESS LISTED ON THE PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                             NETSCOUT SYSTEMS, INC.
                            4 TECHNOLOGY PARK DRIVE
                               WESTFORD, MA 01886
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                AUGUST 30, 2001

    Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of NetScout Systems, Inc., a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on Friday, September 28, 2001, at 10:00 a.m., Eastern Standard time, at Testa, Hurwitz & Thibeault, High Street Tower, 125 High Street, Boston, Massachusetts, or at any adjournments thereof (the "Meeting"). An Annual Report to Stockholders, containing financial statements for the fiscal year ended
March 31, 2001 is being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting. This proxy statement and the form of proxy were first mailed to stockholders on or about August 30, 2001.

    The purpose of the Meeting is to elect two Class II directors to the Corporation's Board of Directors and to amend the Corporation's 1999 Stock Option and Incentive Plan (the "1999 Stock Option Plan") and ratify the 1999 Stock Option Plan, as amended. A copy of the 1999 Stock Option Plan is attached to this Proxy Statement as Annex A. Only stockholders of record at the close of business on August 6, 2001 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. As of that date, 29,563,874 shares of Common Stock of the Corporation were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in one of the following three ways whether or not you plan to attend the Meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. If you attend the Meeting, you may vote in person even if you have previously returned your proxy card or voted by phone or on the Internet. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Corporation, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Corporation before the taking of the vote at the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to NetScout Systems, Inc., Attention:
Secretary, at or before the taking of the vote at the Meeting. PLEASE NOTE THAT ANY WRITTEN NOTICE OF REVOCATION OR SUBSEQUENT PROXY SENT BEFORE SEPTEMBER 14, 2001 SHOULD BE SENT TO NETSCOUT SYSTEMS, INC., 4 TECHNOLOGY PARK DRIVE, WESTFORD, MA 01886 AND THAT ON OR AFTER SEPTEMBER 14, 2001, ANY WRITTEN NOTICE OF REVOCATION OR SUBSEQUENT PROXY SHOULD BE SENT TO THE CORPORATION'S NEW
ADDRESS: NETSCOUT SYSTEMS, INC., 310 LITTLETON ROAD, WESTFORD, MA 01886.

    The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on specific proposals, will have the effect of negative votes. Broker "non-votes" are not so included.

    The persons named as attorneys-in-fact in the proxies, Anil K. Singhal, Narendra Popat and David P. Sommers, were selected by the Board of Directors and are officers of the Corporation. All properly executed proxies returned in time to be counted at the Meeting will be voted. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the nominees to the Board of Directors, and FOR amending the 1999 Stock Option Plan and ratifying the 1999 Stock Option Plan, as amended.

    The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Corporation's common stock as of the Record Date by (i) each beneficial owner of more than 5% of the Corporation's common stock, (ii) each present or former executive officer named in the Summary Compensation Table,
(iii) each director, and (iv) all executive officers and directors as a group.

    Unless otherwise noted, the address of each person listed on the table is c/o NetScout Systems, Inc., 4 Technology Park Drive, Westford, MA 01886, and each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law or as unless otherwise noted below.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock issuable by the Corporation to a person or entity named below pursuant to options which may be exercised within 60 days after the Record Date are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person or entity. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

                                                               NUMBER OF SHARES        PERCENTAGE
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED   BENEFICIALLY OWNED
------------------------                                      ------------------   ------------------
Anil K. Singhal(1)..........................................       2,949,682              10.0%

Narendra Popat(2)...........................................       1,517,317               5.1

David P. Sommers(3).........................................          81,750                 *

Michael Szabados(4).........................................         184,212                 *

John Downing (5)............................................          32,188                 *

Ashwani Singhal(6)..........................................         693,109               2.3

John R. Egan................................................              --                --
  c/o Egan-Managed Capital, L.P.
  30 Federal Street
  Boston, MA 02110-2508

Joseph G. Hadzima, Jr.(7)...................................         270,428                 *
  c/o Main Street Partners LLC
  238 Main Street, Suite 400
  Cambridge, MA 02142

Kenneth T. Schiciano(8).....................................          26,263                 *
  c/o TA Associates, Inc.
  125 High Street
  Boston, MA 02110

Vincent J. Mullarkey........................................              --                --
  2 Wingate Lane
  Acton, MA 01720

TA Entities(9)..............................................       6,499,170              22.0
  c/o TA Associates, Inc.
  125 High Street
  Boston, MA 02110

Brown Capital Management....................................       1,481,300               5.0
  1201 N. Calvert Street
  Baltimore, MD 21201

Abha Singhal(10)............................................       1,590,000               5.4

Jyoti Popat(11).............................................       2,226,056               7.5

All executive officers and directors as a group (12
  persons)(12)..............................................       5,267,908              17.5

--------------------------

*   Less than 1% of the outstanding common stock.

(1) Includes 13,964 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes an aggregate of 15,350 shares held in trust for the benefit of Mr. Singhal's children; Mr. Singhal is one of two trustees of each such trust. Includes 340,000 shares held by a family limited partnership of which Mr. Singhal and Abha Singhal, Mr. Singhal's spouse, are the general partners and trusts for the benefit of their children are the limited partners. Does not include 339,023 shares held in a grantor retained annuity trust for the benefit of Mr. Singhal. Does not include 1,250,000 shares held directly by Mrs. Singhal and 1,000,000 shares held in a grantor retained annuity trust for the benefit of Mrs. Singhal.

(2) Includes 13,964 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes 340,000 shares held by a family limited partnership of which Mr. Popat and Jyoti Popat, Mr. Popat's spouse, are the general partners and trusts for the benefit of their children are the limited partners. Does not include 136,056 shares held in trust for the benefit of Mr. Popat's children; Mrs. Popat and Mr. Hadzima are the two trustees of such trust. Does not include 330,842 shares held in a grantor retained annuity trust for the benefit of Mr. Popat; Mr. Hadzima is the sole trustee of such trust. Does not include 1,750,000 shares held directly by Mrs. Popat and 500,000 shares held in a grantor retained annuity trust for the benefit of Mrs. Popat.

(3) Includes 81,250 shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(4) Includes 170,812 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes 1,400 shares owned by Mr. Szabados' daughters.

(5) Consists of shares issuable upon the exercise of options exercisable within 60 days of the Record Date.

(6) Includes 20,509 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Does not include 40,300 shares directly held by Mr. Singhal's spouse.

(7) Includes 55,000 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes 136,056 shares held in trust for the benefit of Mr. Popat's children; Mrs. Popat and Mr. Hadzima are the two trustees of such trust. Does not include 330,842 shares held in a grantor retained annuity trust for the benefit of Mr. Popat; Mr. Hadzima is the sole trustee of such trust. Mr. Hadzima disclaims beneficial ownership of all shares held in trust for the benefit of either Mr. Popat's children or Mr. Popat. The shares deemed to be beneficially owned by Mr. Hadzima do not include 53,328 shares held in trust for the benefit of Mr. Hadzima's children.

(8) Includes 10,000 shares issuable upon the exercise of options exercisable within 60 days of the Record Date. Includes 16,263 shares of TA Investors LLC beneficially owned by Mr. Schiciano. Mr. Schiciano is a Managing Director of TA Associates, Inc. Mr. Schiciano disclaims beneficial ownership of the shares held by the TA Entities, except to the extent of his pecuniary interest therein.

(9) Includes 5,298,950 shares held by TA/Advent VIII L.P.; 993,561 shares held by Advent Atlantic and Pacific III L.P.; 100,680 shares held by TA Executives Fund LLC; and 105,979 shares held by TA Investors LLC. TA/ Advent VIII L.P., Advent Atlantic and Pacific III L.P., TA Executives Fund LLC and TA Investors LLC are part of an affiliated group of investment partnerships referred to, collectively, as the "TA Entities." The general partner of TA/Advent VIII L.P. is TA Associates VIII LLC. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. TA Associates, Inc. is the general partner of TA Associates AAP III Partners L.P. and is the sole manager of TA Associates VIII LLC, TA Executives Fund LLC and TA Investors LLC. In such capacity, TA Associates, Inc., through an executive committee, exercises sole voting and investment power with respect to all shares held of record by the named investment partnerships; individually, no stockholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power.

(10) Includes 340,000 shares held by a family limited partnership of which Mr. and Mrs. Singhal are the general partners and trusts for the benefit of their children are the limited partners. Does not include 1,000,000 shares held in a grantor retained annuity trust for the benefit of Mrs. Singhal. Does not include 2,580,368 shares held directly by Mr. Singhal and 13,964 shares issuable upon the exercise of options exercisable by Mr. Singhal within 60 days of the Record Date. Does not include an aggregate of 15,350 shares held in trust for the benefit of Mrs. Singhal's children;
    Mr. Singhal is one of two trustees of each such trust.

(11) Includes 340,000 shares held by a family limited partnership of which Mr. and Mrs. Popat are the general partners and trusts for the benefit of their children are the limited partners. Includes 136,056 shares held in trust for the benefit of Mrs. Popat's children; Mrs. Popat and Mr. Hadzima are the two trustees of such trust. Does not include 500,000 shares held in a grantor retained annuity trust for the benefit of Mrs. Popat. Does not include 1,163,353 shares held directly by Mr. Popat and 13,964 shares issuable upon the exercise of options exercisable by Mr. Popat within 60 days of the Record Date.

(12) Includes an aggregate of 471,970 shares issuable upon exercise of options exercisable within 60 days of the Record Date. Does not include shares held by Ashwani Singhal.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

                                    NOMINEES

    The size of the Board of Directors is currently fixed at six members. The Corporation's by-laws and its certificate of incorporation divide the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. Messrs. Singhal and Egan are the Class II directors whose terms expire at this Annual Meeting of Stockholders and are nominees for re-election as directors of the Corporation. The Board of Directors is also composed of (i) two Class I directors (Messrs. Schiciano and Mullarkey), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2003, and (ii) two Class III directors (Messrs. Popat and Hadzima), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2002.

    The Board of Directors has nominated and recommended that Messrs. Singhal and Egan who are currently members of the Board of Directors be re-elected as Class II directors, to hold office until the Annual Meeting of Stockholders to be held in the year 2004 or until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why the nominees would be unable or unwilling to serve, but if either should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE "FOR" THE NOMINEES LISTED BELOW.

    The following table sets forth the nominees to be elected at the Meeting and, for each director whose term of office will extend beyond the Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Corporation, the year each nominee's or director's term will expire and class of director of each nominee and each director:

NOMINEE'S OR DIRECTOR'S
     NAME AND YEAR                                                            YEAR TERM    CLASS OF
FIRST BECAME A DIRECTOR           POSITION(S) WITH THE CORPORATION           WILL EXPIRE   DIRECTOR
-----------------------  --------------------------------------------------  -----------   --------
NOMINEES:
Anil K. Singhal          President, Chief Executive Officer and Director
  1984                                                                           2004       II

John R. Egan             Director
  2000                                                                           2004       II

CONTINUING DIRECTORS

Vincent J. Mullarkey     Director
  2000                                                                           2003       I

Kenneth T. Schiciano     Director
  1999                                                                           2003       I

Narendra Popat           Chairman of the Board and Secretary
  1984                                                                           2002       III

Joseph G. Hadzima, Jr.   Director
  1998                                                                           2002       III

                     OCCUPATIONS OF DIRECTORS AND OFFICERS

    The following table sets forth the director nominees to be elected at the Meeting, the directors and the officers of the Corporation, their ages, and the positions currently held by each such person with the Corporation.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Anil K. Singhal...........................     47      President, Chief Executive Officer,
                                                       Treasurer and Director

Narendra Popat............................     52      Chairman of the Board and Secretary

David P. Sommers..........................     54      Senior Vice President, General Operations
                                                       and Chief Financial Officer

John Downing..............................     43      Vice President, Sales Operations

Lisa Fiorentino...........................     35      Vice President, Finance and Administration

Michelle Flaherty.........................     50      Vice President, Human Resources

Daniel Gingras............................     50      Chief Information Officer

Bruce Kelley, Jr..........................     38      Chief Technology Officer

Ashwani Singhal...........................     40      Vice President, Engineering and Product
                                                       Development

Tracy Steele..............................     41      Vice President, Manufacturing and Business
                                                       Operations

Bruce Sweet...............................     40      Vice President, Engineering Services and
                                                       Customer Satisfaction

Michael Szabados..........................     49      Senior Vice President, Product Operations

John R. Egan..............................     43      Director

Joseph G. Hadzima, Jr.....................     49      Director

Vincent J. Mullarkey......................     53      Director

Kenneth T. Schiciano......................     38      Director

------------------------

    ANIL K. SINGHAL co-founded NetScout in June 1984 and has served as NetScout's President, Chief Executive Officer, Treasurer and Director since January 2001. Prior to this, Mr. Singhal had served as Chairman of the Board, Chief Executive Officer and Treasurer from July 1993 to December 2000. From NetScout's inception until July 1993, Mr. Singhal was President of NetScout. Mr. Singhal has served as a director of NetScout since its inception. Prior to founding NetScout, he was a Senior Architect and Project Manager at Wang Laboratories, a provider of computer systems, from 1979 until June 1984.
Mr. Singhal is the brother of Ashwani Singhal, NetScout's Vice President, Engineering and Product Development.

    NARENDRA POPAT co-founded NetScout in June 1984 and has served as NetScout's Chairman of the Board and Secretary since January 2001. Prior to that, Mr. Popat had served as President, Chief Operating Officer and Secretary from July 1993 to December 2000. From NetScout's inception until July 1993,
Mr. Popat was Chairman of the Board and Treasurer of NetScout. Mr. Popat has served as a director of NetScout since its inception. Prior to founding NetScout, Mr. Popat was a Senior Software Engineer at Wang Laboratories from 1980 until June 1984.

    DAVID P. SOMMERS has served as NetScout's Senior Vice President, General Operations and Chief Financial Officer since January 2001. Prior to this,
Mr. Sommers served as NetScout's Vice President and Chief Financial Officer from April 2000 to December 2000. From November 1998 until January 2000, Mr. Sommers was Senior Vice President and Chief Financial Officer of FlexiInternational Software, Inc., a publicly-held developer and marketer of financial accounting software. During 1998, Mr. Sommers was a consultant on mergers and acquisitions to the Senior Vice President and Chief Financial Officer of Lotus Development Corporation, an IBM subsidiary, which develops group collaboration software. From January 1996 through August 1997, he was Chief Financial Officer of SystemSoft Corporation, a publicly-held developer and marketer of system level firmware. He also served as Vice President and Chief Financial Officer of Advanced Media, Inc., a publicly-held developer and marketer of interactive multimedia systems, from September 1993 through December 1996.

    JOHN DOWNING has served as NetScout's Vice President, Sales Operations since September 2000, when he joined the Corporation. Prior to joining NetScout, he was Vice President of Sales at Genrad Corporation, a manufacturer of electronic testing equipment and production solutions, from April 1998 until September 2000 and was Vice President of North American Sales from January 1996 until March 1998.

    LISA FIORENTINO has served as NetScout's Vice President, Finance and Administration since January 2001. Ms. Fiorentino joined NetScout in
August 1995 and served as Vice President, Finance from January 2000 until December 2000, as Director of Finance from May 1997 until January, 2000 and as Controller from August 1995 until April 1997. Prior to joining NetScout, she served as Finance Manager and held various other financial management positions for Orbotech, Inc., a manufacturer of automated optical inspection equipment for the printed circuit board industry, from January 1989 until August 1995.

    MICHELLE FLAHERTY has served as NetScout's Vice President, Human Resources since September 2000, when she joined the Corporation. Prior to joining NetScout, she was Vice President of Business Development for Lee Hecht
Harrison, Inc. from November 1997 to September 2000. Prior to that, she operated her own business, M & M Solutions, an Executive Search and Recruitment firm from January 1990 to January 2000. Also, she served as President of the Metrowest Chamber of Commerce from June 1979 to December 1990.

    DANIEL GINGRAS joined the Corporation in April 2001 as NetScout's Chief Information Officer. Prior to joining NetScout, he was Chief Executive Officer of iDolls.com, a venture backed internet retailer from July 1999 to April 2001. Prior to that, he served as Vice President and Chief Information Officer at Polymedica, a national medical products and services company, from March 1998 to March 1999. Prior to that, he served as Vice President and Chief Information Officer at Watts Industries, a manufacturer of water quality, safety and conservation products, from July 1996 to March 1998.

    BRUCE KELLEY, JR. co-founded NextPoint Networks, Inc. in November 1996 and served as a Director and as Vice President and Chief Technology Officer. Since the acquisition of NextPoint by NetScout in July 2000, Mr. Kelley had served as Vice President, Engineering, Service Level Management of NetScout from
July 2000 to December 2000. In January 2001, Mr. Kelley assumed the position of NetScout's Chief Technology Officer. Prior to founding NextPoint, he held various engineering positions at Digital Equipment Corporation from 1982 to 1996, including Consultant Software Engineer and Network Management Technical Director within Digital's Network Management Engineering Group.

    ASHWANI SINGHAL has served as Vice President, Engineering and Product Development since January 2001. Mr. Singhal joined NetScout in 1987 and served as a Senior Software Engineer and Project Manager from 1987 until
February 1997, as Director of Engineering from February 1997 until October 1998 and as Vice President, Engineering from October 1998 through December 2000. Prior to joining NetScout, he was a Senior Software Engineer at Symmetrix, an artificial intelligence systems company, from 1982 until 1987. Mr. Singhal is the brother of Anil Singhal, NetScout's President, Chief Executive Officer, Treasurer and Director.

    TRACY STEELE has served as Vice President, Manufacturing and Business Operations since January 2001. Mr. Steele joined NetScout in November 1995 and served as Director of Manufacturing from November 1995 until May 1997, and as Vice President, Manufacturing from May 1997 to December 2000. Prior to joining NetScout, he served as Director of Manufacturing for Scope Communications, a developer of hand-held network tools from 1993 to November 1995. He also served in various manufacturing and management positions at NBase-Xyplex, Inc., a computer networking company, from 1985 to February 1993.

    BRUCE SWEET co-founded NextPoint Networks, Inc. in December 1996 and served as a Director and as Vice President of Engineering and Product Development. Since the acquisition of NextPoint by NetScout in July 2000, Mr. Sweet had served as Vice President, Engineering, Capacity Management, from July 2000 to December 2000. In January 2001, Mr. Sweet assumed the position of Vice President, Engineering Services and Customer Satisfaction. Prior to founding NextPoint, he was the Director of Network Management within Digital Equipment Corporation's Network Business Unit from 1995 to 1996. Mr. Sweet held various engineering positions of increasing responsibility within Digital Equipment Corporation beginning in 1983.

    MICHAEL SZABADOS has served as NetScout's Senior Vice President, Product Operations since January 2001. Mr. Szabados joined NetScout in August 1997 and served as Vice President, Marketing from August 1997 to December 2000. Prior to joining NetScout, he served as Chief Executive Officer of Jupiter
Technology, Inc., a developer of frame relay access drives, from March 1997 to August 1997. He also served as Vice President, Product Management/Marketing at UB Networks, a computer networking company, from July 1994 until March 1997 and served as Director of Marketing at SynOptics Communications, a computer networking company, from 1991 until July 1994.

    JOHN R. EGAN has been a director of NetScout since October 2000. Mr. Egan is a founding managing partner of Egan-Managed Capital, a Boston based venture capital fund specializing in New England, information technology, early stage investments, which began in the fall of 1996. Since 1992, he has been a member of the Board of Directors at EMC Corporation, a provider of computer storage systems and software. Mr. Egan is also a member of the Board of Trustees at Children's Hospital Trust, and serves as director for four privately held companies.

    JOSEPH G. HADZIMA, JR. has been a director of NetScout since July 1998.
Mr. Hadzima has been a Managing Director of Main Street Partners LLC, a venture capital investing and technology commercialization company, since April 1998. Since June 1996, he has also served as Of Counsel at Sullivan & Worcester LLP, a law firm where he was a partner from October 1987 to June 1996. Mr. Hadzima served as Senior Vice President and General Counsel of Quantum Energy Technologies Corporation, an energy and environmental products research and development company, from June 1996 to December 1998. Mr. Hadzima is also a Senior Lecturer at MIT Sloan School of Management.

    VINCENT J. MULLARKEY has been a director of NetScout since November 2000. Mr. Mullarkey was the Senior Vice President, Finance and Chief Financial Officer of Digital Equipment Corporation from 1994 until his retirement in September 1998. From 1971 until 1994, Mr. Mullarkey held various positions within Digital Equipment Corporation including Vice President, Corporate Controller.

    KENNETH T. SCHICIANO has been a director of NetScout since January 1999. Mr. Schiciano has been a Managing Director of TA Associates, Inc., a venture capital firm, since December 1999. Mr. Schiciano served as a Vice President of TA Associates from August 1989 to December 1994, and as Principal from
January 1995 to December 1999. Prior to that, Mr. Schiciano was a member of the technical staff of AT&T Bell Laboratories, a telecommunications company.
Mr. Schiciano serves as a Director of Galaxy Telecom L.P., Datek Online Holdings, The Island ECN and several privately held companies.

    Except as noted above, there are no family relationships among any of our officers and directors. The following persons are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934: Anil K. Singhal, Narendra Popat, David P. Sommers, John Downing, Lisa Fiorentino, Michelle Flaherty, Bruce Kelley, Jr., Michael Szabados, John R. Egan, Joseph G. Hadzima, Jr., Vincent J. Mullarkey and Kenneth T. Schiciano.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors met nine times and took action by unanimous written consent eight times during the fiscal year ended March 31, 2001. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees on which they served during fiscal year 2001. The Audit Committee of the Board of Directors, of which Messrs. Egan, Hadzima and Mullarkey are currently the only members, is responsible for reviewing the results and scope of audits and other services provided by the Corporation's independent public accountants and reviewing the Corporation's system of internal accounting and financial controls. The Audit Committee also reviews such other matters with respect to the Corporation's accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Audit Committee met six times during the fiscal year ended March 31, 2001. The Compensation Committee, of which Messrs. Egan and Hadzima are currently the only members, is responsible for reviewing and evaluating the salaries and incentive compensation of the Corporation's management and employees and administering the Corporation's 1990 Stock Option Plan, 1999 Stock Option Plan and 1999 Employee Stock Purchase Plan and the 1997 Stock Incentive Plan and 2000 Stock Incentive Plan, both of which were assumed by the Corporation upon its acquisition of NextPoint Networks, Inc. ("NextPoint"). The Compensation Committee met two times and took action by unanimous written consent two times during the fiscal year ended March 31, 2001. The Stock Option Committee of the Board of Directors, of which Mr. Singhal, is currently the only member, was established by the Board of Directors on September 22, 2000. The Stock Option Committee is responsible for granting stock options to employees and consultants of the Corporation who are not executive officers or directors of the Corporation. The Stock Option Committee operates under guidelines established by the Board of Directors and reports all options granted at each regularly scheduled meeting of the Board of Directors. The Stock Option Committee took action by written consent five times during the fiscal year ended March 31, 2001. The Board of Directors does not currently have a standing nominating committee.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    This report is submitted by the Audit Committee of the Board of Directors, which reviews with the independent accountants and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Corporation's financial statements by the independent auditors, recommends the retention of the independent auditors to the Board of Directors and periodically reviews the Corporation's accounting policies and internal accounting and financial controls, during the fiscal year ended March 31, 2001. The Audit Committee of the Board of Directors is currently comprised of Messrs. Egan, Hadzima and Mullarkey, three non-employee directors of the Corporation and, aside from being a director of the Corporation, each is otherwise independent of the Corporation (as independence is defined in the listing standards of the Nasdaq Stock Market). The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Annex B to this Proxy Statement.

    The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Corporation's Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the implementation of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's implementation of accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Corporation including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of any nonaudit services with the auditors' independence.

    The Audit Committee discussed with the Corporation's management and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held six meetings during fiscal year 2001.

    The Audit Committee has reviewed the audited financial statements of the Corporation at March 31, 2001 and for each of the two prior years ended
March 31, and has discussed them with both management and Pricewaterhouse Coopers LLP, the Corporation's independent accountants. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Pricewaterhouse Coopers LLP that firm's independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE

Vincent J. Mullarkey, Chairman
John R. Egan
Joseph G. Hadzima, Jr.

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION SUMMARY

    The following summary compensation table sets forth the total compensation paid or accrued for the fiscal years ended March 31, 2001, 2000 and 1999 to
(i) the Chief Executive Officer of the Corporation during the fiscal year ended March 31, 2001; (ii) each of the four other most highly compensated executive officers of the Corporation during the fiscal year ended March 31, 2001; and
(iii) Ashwani Singhal who would have been one of the four most highly compensated executive officers of the Corporation for the fiscal year ended March 31, 2001 but for the fact that he was no longer serving as an executive officer as of the end of such fiscal year. The Chief Executive Officer and the four other most highly compensated executive officers of the Corporation listed below and Ashwani Singhal are collectively referred to below as the "Named Officers." The dollar amounts listed in the column entitled "All Other Compensation" are comprised of contributions to a defined contribution plan with the exception of the amount set forth opposite David P. Sommers' name, of which $169,083 was reimbursement for moving expenses and payment of taxes due on the reimbursement amount and of which $2,583 were contributions to a defined contribution plan.

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                              SECURITIES
                                          FISCAL                              UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR     SALARY ($)   BONUS ($)    OPTION (#)    COMPENSATION ($)
---------------------------------------  --------   ----------   ---------   ------------   ----------------
Anil K. Singhal........................    2001       250,000     240,000            --           2,404
  President, Chief Executive               2000       250,000     325,000        37,236           1,442
  Officer, Director and Treasurer          1999       250,000     325,000            --           2,144

Narendra Popat.........................    2001       250,000     240,000            --           2,404
  Chairman of the Board and                2000       250,000     325,000        37,236           1,442
  Secretary                                1999       250,000     325,000            --           2,144

David P. Sommers.......................    2001       200,000      75,000       250,000         171,621
  Senior Vice President, General           2000            --          --            --              --
  Operations and Chief Financial           1999            --          --            --              --
  Officer

Michael Szabados.......................    2001       200,000      75,000        75,000           1,154
  Senior Vice President,                   2000       160,000      92,500        32,188           2,570
  Product Operations                       1999       137,500      82,500            --           2,452

John Downing...........................    2001       157,450          --       125,000              --
  Vice President, Sales Operations         2000            --          --            --              --
                                           1999            --          --            --              --

Ashwani Singhal........................    2001       199,000      66,375        25,000           2,879
  Vice President, Engineering              2000       175,000      60,000        32,188           1,211
  and Product Development                  1999       160,000      50,000            --           1,620

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding option grants made during the fiscal year ended March 31, 2001 pursuant to the Corporation's 1999 Stock Option Plan to each of the Named Officers. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission rules and no representation is made that the common stock will appreciate at these assumed rates or at all. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercises and the future performance of the Corporation's common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected below will be received by the individuals.

                            STOCK OPTION GRANTS 2001
                               INDIVIDUAL GRANTS

                                                                                            POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED ANNUAL
                                  NUMBER OF                                                 RATES OF STOCK PRICE
                                 SECURITIES        % OF TOTAL      EXERCISE                APPRECIATION FOR OPTION
                                 UNDERLYING      OPTION GRANTED    OF BASE                          TERM
                               OPTIONS GRANTED   TO EMPLOYEES IN    PRICE     EXPIRATION   -----------------------
NAME                            (# OF SHARES)         2001          ($/SH)       DATE          5%          10%
-----------------------------  ---------------   ---------------   --------   ----------   ----------   ----------
Anil Singhal.................           --               --             --           --           --            --
Narendra Popat...............           --               --             --           --           --            --
David P. Sommers.............      250,000              9.7%        $13.44      4/25/10    $2,113,086   $5,354,975
Michael Szabados.............       75,000              2.9%        $13.44      4/25/10    $ 633,926    $1,606,492
John Downing.................      100,000              4.0%        $23.13      9/25/10    $1,454,633   $3,686,326
                                    25,000              1.0%        $16.75      12/1/10    $ 263,350    $  667,380
Ashwani Singhal..............       25,000              1.0%        $13.44      4/25/10    $ 211,309    $  535,497

YEAR-END OPTION TABLE

    The following table sets forth information regarding exercisable and unexercisable stock options held as of March 31, 2001 by each of the Named Officers. The value realized upon exercise of stock options is calculated by determining the difference between the exercise price per share and the fair market value on the date of exercise. The value of unexercised in-the-money options has been calculated by multiplying the number of shares underlying the option by the difference between the exercise price per share payable upon exercise of such options and the fair market value at March 31, 2001 of $5.13 per share.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                 OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                     SHARES       VALUE              YEAR-END               AT FISCAL YEAR-END ($)
                                   ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                                EXERCISE       ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------  -----------   --------   -----------   -------------   -----------   -------------
Anil K. Singhal..................         --           --       9,309         27,927              --            --
Narendra Popat...................         --           --       9,309         27,927              --            --
David P. Sommers.................         --           --      46,875        203,125              --            --
Michael Szabados.................     52,000     $693,297     136,710        115,078        $300,825       $78,750
John Downing.....................         --           --       1,563        123,437              --            --
Ashwani Singhal..................         --           --      12,735         44,453              --            --

STOCK PLANS

    1990 STOCK OPTION PLAN. The 1990 Stock Option Plan was adopted by the Board of Directors and approved by the stockholders on October 4, 1990. In general, options granted pursuant to the 1990 Stock Option Plan are exercisable within ten years of the original grant date and become exercisable over a period of four years from a specific date; and 25% of all unexercisable options shall become exercisable immediately prior to the closing of a merger, acquisition, business combination or similar transaction which results in the Corporation's existing stockholders owning less than 50% of the Corporation's equity securities or assets. Options are not assignable or transferable except by will or the laws of descent or distribution. The Corporation has a right of repurchase for shares issued upon the exercise of options under certain circumstances, including unauthorized transfers of the shares and termination of the optionees relationship with the Corporation in certain situations. As of the Record Date options to purchase an aggregate of 843,387 shares of Common Stock at a weighted average exercise price of $3.17 per share were outstanding under the 1990 Stock Option Plan. No additional option grants will be made under the 1990 Stock Option Plan.

    1999 STOCK OPTION AND INCENTIVE PLAN.  Please see Proposal II.

    1999 EMPLOYEE STOCK PURCHASE PLAN. The 1999 Employee Stock Purchase Plan ("1999 Purchase Plan") was adopted by the Board of Directors in April 1999 and was approved by the Corporation's stockholders in June 1999. The plan was amended by the Board of Directors on January 17, 2001 and July 18, 2001. The 1999 Purchase Plan provides for the issuance of a maximum of 500,000 shares of Common Stock.

    The 1999 Purchase Plan is administered by the Compensation Committee. All employees of the Corporation whose customary employment is for more than 20 hours per week and for more than five months in any calendar year are eligible to participate in the 1999 Purchase Plan. Employees who would own 5% or more of the total combined voting power or value of the Corporation's stock immediately after the grant of the option may not participate in the 1999 Purchase Plan. To participate in the 1999 Purchase Plan, an employee must authorize the Corporation to deduct an amount not less than one percent nor more than 10 percent of a participant's total cash compensation from his or her pay during six-month payment periods. The first period commenced on October 1, 1999 and ended on March 31, 2000. The second and third payment periods consisted of six-month periods commencing on April 1, 2000 and October 1, 2000 and ending on September 30, 2000 and March 31, 2001, respectively. The fourth payment period commenced on April 1, 2001 and will end on October 31, 2001. For the remainder of the duration of the plan, payment periods will consists of six-month periods commencing on May 1 and November 1 and ending on October 31 and April 30 of each calendar year, respectively. Currently, an employee may purchase a maximum of 500 shares in any one payment period. Commencing on November 1, 2001, an employee may purchase a maximum of 1,000 shares in any one payment period. The exercise price for the option granted in each payment period is 85% of the lesser of the last reported sale price of the Common Stock on the first or last business day of the payment period, in either event rounded up to the nearest cent. If an employee is not a participant on the last day of the payment period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions will be refunded. Options granted under the 1999 Purchase Plan may not be transferred or assigned. An employee's rights under the 1999 Purchase Plan terminate upon his or her voluntary withdrawal from the plan at any time or upon termination of employment. As of the Record Date an aggregate of 75,948 shares of Common Stock were issued under the 1999 Purchase Plan.

    1997 STOCK INCENTIVE PLAN AND 2000 STOCK INCENTIVE PLAN. Upon the consummation of the Corporation's acquisition of NextPoint, the Corporation assumed NextPoint's 1997 Stock Incentive Plan and 2000 Stock Incentive Plan (the "NextPoint Plans") and all outstanding options which had been issued pursuant to each plan. Options to purchase shares of NextPoint common stock were converted into options to purchase shares of the Corporation's Common Stock. In general, options granted pursuant to the NextPoint Plans are not transferable or assignable except by will or the laws of descent and distribution. The 1997 Stock Incentive Plan provided that all outstanding options become immediately exercisable upon the consummation of the NextPoint acquisition. However, certain NextPoint option holders executed an agreement providing that only (i) fifty percent (50%) of such option holder's options would become exercisable immediately following the acquisition and (ii) the remainder of the unexercisable options would become exercisable in equal quarterly amounts over the two years following the acquisition. Under the 2000 Stock Incentive Plan, options generally become exercisable over a four year period from a specific date. As of the Record Date, options to purchase an aggregate of 99,813 shares of the Corporation's Common Stock at a weighted average exercise price of $3.05 were outstanding under the 1997 Stock Incentive Plan and options to purchase an aggregate of 20,015 shares of the Corporation's common stock at a weighted average exercise price of $10.43 were outstanding under the 2000 Stock Incentive Plan. No additional option grants will be made under the NextPoint Plans.

401(K) PLAN

    The Corporation maintains a 401(k) plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended, (the "Code"). All of the Corporation's employees who are at least 21 years of age are eligible to participate in the 401(k) plan. Under the 401(k) plan, a participant may contribute a maximum of 15% of his or her pre-tax salary, commissions and bonuses through payroll deductions, up to the statutorily prescribed annual limit which was $10,500 in calendar year 2000, to the 401(k) plan. The percentage elected by more highly compensated participants may be required to be lower. At the discretion of the Board of Directors, the Corporation may make matching contributions to the 401(k) plan. During the plan year ending
December 31, 2000, the Corporation matched $.25 for each $1.00 of employee contributions up to 6% of compensation. Commencing on January 1, 2001, the Corporation will match up to $.50 for each $1.00 of employee contributions up to 6% of compensation. In addition, at the discretion of the Board of Directors, the Corporation may make profit-sharing contributions to the 401(k) plan for all eligible employees. During the plan year ending December 31, 2000, the Corporation made no profit-sharing contributions to the 401(k) plan.

EMPLOYMENT AGREEMENTS

    Anil Singhal and Narendra Popat entered into employment agreements with the Corporation on June 1, 1994, which were amended on January 14, 1999. Under the terms of these employment agreements, each of Messrs. Singhal and Popat receive a base salary of at least $250,000 and a year-end, non-discretionary bonus of at least $250,000. For the fiscal year ended March 31, 2001, the year-end bonus for each of Messrs. Singhal and Popat (with their consent) was $240,000. In the event that either Mr. Singhal or Mr. Popat is terminated without cause, or either decides to terminate his own employment for "good reason" each is entitled to receive severance benefits for three years as follows:

    - for the first twelve months following termination, the greater of $175,000 or base salary as of the date of termination; and

    - for each of the subsequent twelve month periods, an amount equal to 120% of the amount received in the immediately preceding twelve months.

"GOOD REASON" INCLUDES A CHANGE IN EXECUTIVE RESPONSIBILITIES OR A REDUCTION IN SALARY OR BENEFITS. SEVERANCE BENEFITS WILL BE DISCONTINUED IF THE EXECUTIVE SECURES ALTERNATIVE EMPLOYMENT THAT IS COMPARABLE AS TO POSITION AND PAY. DURING ANY PERIOD IN WHICH MR. SINGHAL OR MR. POPAT IS ENTITLED TO RECEIVE SEVERANCE BENEFITS, HE SHALL ALSO CONTINUE TO RECEIVE ALL OTHER BENEFITS UNDER THE EMPLOYMENT AGREEMENTS INCLUDING LIFE INSURANCE, MEDICAL INSURANCE, AND REIMBURSEMENT FOR COMPANY CAR EXPENSES. EACH OF MESSRS. SINGHAL AND POPAT ARE ALSO ENTITLED TO REIMBURSEMENT OF JOB PLACEMENT EXPENSES OF UP TO $25,000 PLUS RELATED TRAVEL EXPENSES. IF EITHER MR. SINGHAL OR MR. POPAT IS TERMINATED WITH CAUSE, HE WILL NOT BE ENTITLED TO ANY SEVERANCE PAYMENTS OR OTHER BENEFITS EXCEPT AS REQUIRED BY LAW. EACH EMPLOYMENT AGREEMENT PROVIDES FOR A FIVE-YEAR TERM COMMENCING JUNE 1, 1994 WITH AUTOMATIC ONE-YEAR RENEWALS.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

    On March 15, 2001, NetScout Systems India Pvt. Ltd. and Frontier Software Development (India) Pvt. Ltd. entered into a Leave and License Agreement pursuant to which NetScout Systems India

Pvt. Ltd. leases office space owned by Frontier Software Development (India) Pvt. Ltd. The term of the agreement is from March 15, 2001 through March 15, 2006 and NetScout Systems India Pvt. Ltd. will continue to make monthly payments of approximately $1,350 per month to Frontier Software Development (India)
Pvt. Ltd. during the term. Anil Singhal, the Corporation's President and Chief Executive Officer and a member of the Corporation's Board of Directors, and Narendra Popat, the Corporation's Chairman of the Board, each own 33 1/3% of Frontier Software Development (India) Pvt. Ltd. NetScout Systems India
Pvt. Ltd. was organized under the laws of India to serve as a wholly owned subsidiary of the Corporation; and in accordance with the laws of India, its shares were issued to two individuals who are residents of India. Upon approval of the government of India, the shares of NetScout Systems India Pvt. Ltd. will be transferred to the Corporation.

    The Corporation believes that the transaction described above was made on terms no less favorable to it than would have been obtained from unaffiliated third parties. All future transactions, if any, with our executive officers, directors and affiliates will be on terms no less favorable to the Corporation than could be obtained from unrelated third parties and will be approved by a majority of the Board of Directors and by a majority of the disinterested members of the Board of Directors.

REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ABOUT EXECUTIVE
  COMPENSATION

    This report is submitted by the Compensation Committee of the Board of Directors, which administered the Corporation's executive compensation program during the fiscal year ended March 31, 2001. The Compensation Committee of the Board of Directors is currently comprised of Messrs. Egan and Hadzima. Pursuant to authority delegated by the Board of Directors, the Compensation Committee's duties are to review and evaluate the salaries and incentive compensation of the Corporation's management and employees and administer the Corporation's 1990 Stock Option Plan, 1999 Stock Option Plan, 1999 Purchase Plan and the NextPoint Plans.

    OVERVIEW AND PHILOSOPHY. The Corporation uses its compensation program to achieve the following objectives:

    - To provide compensation that attracts, motivates and retains the best talent and highest caliber people to serve the Corporation's customers and achieve its strategic objectives.

    - To align management's interest with the success of the Corporation.

    - To align management's interest with stockholders by including long-term equity incentives.

    - To increase profitability of the Corporation and, accordingly, increase stockholder value.

    Compensation under the executive compensation program is comprised of cash compensation in the form of base salary and, in the case of certain executive officers, annual incentive bonuses and long-term incentive awards in the form of stock option grants. In addition, the compensation program is comprised of various benefits, including medical and insurance plans, the Corporation's 401(k) Plan, the 1990 Stock Option Plan, the 1999 Stock Option Plan and the 1999 Purchase Plan, which plans are generally available to all employees of the Corporation.

    BASE SALARY. Compensation levels for each of the Corporation's executive officers, including the Chief Executive Officer, are generally set within the range of salaries that the Compensation Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Corporation's past financial performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Corporation's long-term goals and strategies. Generally, salary decisions for the Corporation's executive officers are made near the beginning of each fiscal year.

    Fiscal year 2001 base salaries were determined by the Compensation Committee after considering the base salary level of the executive officers in prior years and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Compensation Committee in determining total compensation to each executive officer. Base salary levels for each of the Corporation's executive officers, other than the Chief Executive Officer and Chairman of the Board, were also based upon evaluations and recommendations made by the Chief Executive Officer. Pursuant to their respective employment agreements with the Corporation, Anil Singhal, the Corporation's Chief Executive Officer, and Narendra Popat, the Corporation's Chairman of the Board, each receive an annual base salary of at least $250,000.

    INCENTIVE COMPENSATION. The Compensation Committee determined the amount of incentive compensation paid to each of the executive officers in fiscal year 2001 based upon a consideration of a number of factors which it deemed relevant to the executive officer's performance. These factors in fiscal year 2001 included the Corporation's sales growth in fiscal year 2001, the increase in the Corporation's profitability during fiscal year 2001 and the executive officer's individual performance.

    STOCK OPTIONS. The Compensation Committee periodically reviews the Corporation's guidelines for stock option grants in comparison to option grant practices of other companies in the same industry. The Compensation Committee believes that long-term incentive compensation in the form of stock options, helps to align the interests of management and stockholders and enables executives to develop a long-term stock ownership in the Corporation. In addition to an executive's past performance, the Corporation's desire to retain an individual is of paramount importance in the determination of stock option grants.

    When establishing stock option grant levels for executive officers, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of previously granted options and the current stock price. Options granted in fiscal year 2001 were granted at an exercise price per share equal to or greater than the fair market value of the Common Stock, as determined by the Compensation Committee. The Compensation Committee reviews option grants to executive officers on an annual basis and considers the level of outstanding options as a factor in its determinations with respect to overall compensation for each of the executive officers. For additional information regarding the grant of options, see the table under the section heading "Option Grants in Last Fiscal Year."

    OTHER BENEFITS. The Corporation also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Corporation offers a stock purchase plan, under which employees may purchase Common Stock at a discount, and a 401(k) plan, which allows employees to invest in a wide array of funds on a pre-tax basis. The Corporation also maintains insurance and other benefit plans for its employees.

    CHIEF EXECUTIVE OFFICER'S COMPENSATION. In fiscal year 2001, the Corporation's Chief Executive Officer, Anil K. Singhal, received salary compensation of $250,000 and a bonus of $240,000.

    TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION.  In general, under
Section 162(m) of the Code, the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code and it is the Compensation

Committee's present intention, for so long as it is consistent with its overall compensation objective, to structure executive compensation to minimize application of the deduction limitations of Section 162(m) of the Code.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE

    Joseph G. Hadzima, Jr., Chairman
    John R. Egan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The current members of the Compensation Committee are Messrs. Egan and Hadzima. Other than Mr. Popat, who served on the Compensation Committee until January 17, 2001, no member of this committee was at any time during the past year an officer or employee of the Corporation, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship with the Corporation. During the last year, none of the Corporation's executive officers served as:

    - a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors of another entity) one of whose executive officers served on the Compensation Committee of the Corporation;

    - a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; or

    - a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors of another entity) one of whose executive officers served as a director of the Corporation.

COMPENSATION OF DIRECTORS

    Non-employee directors are compensated $12,500 annually for their services and also receive compensation of $1,500 for each regular Board of Directors meeting attended and $2,000 annually for serving on a committee of the Board of Directors. They are also reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or of any committee thereof. In addition, in fiscal year 2001, non-employee directors were granted options to purchase 30,000 shares of common stock of the Corporation, vesting in three equal installments over three years. No director who is an employee of the Corporation will receive separate compensation for services rendered as a director.

STOCK PERFORMANCE GRAPH

    The Stock Performance Graph set forth below compares the yearly change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on August 12, 1999 through March 31, 2001, with the cumulative total return of the Nasdaq Stock Market National Market Index ("Nasdaq National Market Index") and the S&P Communications Equipment Index. The comparison assumes $100 was invested on August 12, 1999 in the Corporation's Common Stock, the Nasdaq National Market Index and the S&P Communications Equipment Index and assumes reinvestment of dividends, if any.

                COMPARISON OF 19 MONTH CUMULATIVE TOTAL RETURN*
       AMONG NETSCOUT SYSTEMS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE S&P COMMUNICATIONS EQUIPMENT INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          NETSCOUT     NASDAQ STOCK   S & P COMMUNICATIONS
        SYSTEMS, INC.  MARKET (U.S.)             EQUIPMENT
8/12/99           100            100                   100
Mar-00         152.27         173.16                157.86
Mar-01          46.59          69.32                 39.99

    * $100 INVESTED ON 8/12/99 IN STOCK OR ON 7/31/99
     IN INDEX--INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING MARCH 31.

(1) Prior to August 12, 1999 the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period since that date.

    The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

                                  PROPOSAL II
 PROPOSAL TO AMEND THE 1999 STOCK OPTION AND INCENTIVE PLAN AND RATIFY THE 1999
                  STOCK OPTION AND INCENTIVE PLAN, AS AMENDED

INCREASE IN NUMBER OF SHARES ISSUABLE UNDER THE 1999 STOCK OPTION AND INCENTIVE
  PLAN

    The 1999 Stock Option and Incentive Plan (the "1999 Stock Option Plan") was originally adopted by the Corporation's Board of Directors on April 14, 1999 and was approved by the Corporation's stockholders in June 1999. The 1999 Stock Option Plan provides for the grant of stock-based awards, including options that are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, options not intended to qualify as incentive stock options and restricted stock ("Awards") to the Corporation's employees, officers and directors, consultants or advisors. Incentive stock options may be granted only to employees of the Corporation. A maximum of 4,500,000 shares of common stock are currently reserved for issuance under the 1999 Stock Option Plan upon the exercise of options or in connection with Awards. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of common stock issued pursuant to the 1999 Stock Option Plan are repurchased by, or are surrendered or forfeited to, the Corporation at no more than cost, such shares of common stock shall again be available for the grant of Awards under the 1999 Stock Option Plan. However, the cumulative number of such shares that may be so reissued under the 1999 Stock Option Plan will not exceed 4,500,000 shares. The maximum number of shares with respect to which Awards may be granted to any employee under the 1999 Stock Option Plan will not exceed 1,000,000 shares of common stock during any fiscal year. The Board of Directors has approved, and recommended to the stockholders that they approve, an amendment of the 1999 Stock Option Plan to increase the number of shares authorized for issuance pursuant to the 1999 Stock Option Plan to 9,500,000 shares, subject to adjustment as set forth in Section 3(a) of the attached 1999 Stock Option Plan, and inclusive of Awards currently outstanding or previously exercised. The Board of Directors has also determined that the stockholders should ratify and approve the 1999 Stock Option Plan so that certain Awards granted under the 1999 Stock Option Plan on or after the date of the Meeting may qualify as performance-based compensation for purposes of
Section 162(m) of the Code.

    The Corporation's management relies on stock options as essential parts of the compensation packages necessary for the Corporation to attract and retain experienced officers and employees. The Board of Directors of the Corporation believes that the proposed increase in the number of shares available under the 1999 Stock Option Plan is essential to permit the Corporation to continue to provide long-term, equity-based incentives to present and future key employees.

    Since the 1999 Stock Option Plan's initial adoption and approval in April of 1999, the Corporation has granted options under the 1999 Stock Option Plan as follows: to the Named Officers, Mr. Anil Singhal, 37,236 shares; Mr. Popat, 37,236 shares; Mr. Sommers, 300,000 shares; Mr. Szabados, 118,438 shares;
Mr. Downing, 165,000 shares; and Mr. Ashwani Singhal, 67,188 shares; all current executive officers as a group, 870,410 shares; all current non-employee directors as a group, 120,000 shares which includes Mr. Egan's, 30,000 shares; and all other employees who are not executive officers, as a group, 2,926,435 shares. Options granted to Mr. Anil Singhal and Mr. Popat were granted with exercise prices at 110% of fair market value. All other options were granted with fair market value exercise prices.

    As of August 6, 2001, approximately 4,455,783 shares remained authorized for issuance under the 1999 Stock Option Plan of which approximately 3,872,628 were already reserved for outstanding options, such that only approximately 583,155 were available for new grants of options, Awards or purchases. If the increase in the number of shares authorized for issuance under the 1999 Stock Option Plan is not approved, the Corporation may be unable to continue to provide suitable long-term equity based incentives to present and future employees. If the proposed increase in the number of shares of Common Stock issuable under the 1999 Stock Option Plan is not approved by the stockholders, the

Corporation will not grant options, Awards, or opportunities to purchase shares under the 1999 Stock Option Plan in excess of that number of shares of Common Stock remaining available under the existing 1999 Stock Option Plan. The Corporation has not at the present time determined who will receive the remaining shares of Common Stock that will be authorized for issuance under the 1999 Stock Option Plan if the proposed amendment of the 1999 Stock Option Plan is approved.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" AMENDING THE 1999 STOCK OPTION AND INCENTIVE PLAN, AS DESCRIBED IN
 NETSCOUT'S PROXY STATEMENT DATED AS OF AUGUST 30, 2001, AND RATIFYING THE 1999 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED, FOR PURPOSES OF SECTION 162(M) OF
                 THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

DESCRIPTION OF THE 1999 STOCK OPTION PLAN

    The purpose of the 1999 Stock Option Plan is to provide Awards to employees, officers, directors, consultants and advisors of the Corporation and its subsidiaries (each a "Participant"), all of whom are eligible to receive Awards under the 1999 Stock Option Plan. A copy of the 1999 Stock Option Plan, amended as proposed above, is attached to this proxy statement as Annex A. The following is a summary of the 1999 Stock Option Plan and should be read together with the 1999 Stock Option Plan.

    ADMINISTRATION. The 1999 Stock Option Plan is administered by the Compensation Committee. The Compensation Committee has the power to interpret and correct the 1999 Stock Option Plan and to adopt, amend and repeal such rules for the administration of the 1999 Stock Option Plan as it may deem desirable. In addition, the Stock Option Committee is responsible for granting stock options to employees and consultants of the Corporation who are not executive officers or directors of the Corporation. The Stock Option Committee operates under guidelines established by the Board of Directors and reports all options granted at each regularly scheduled meeting of the Board of Directors.

    PER-PARTICIPANT LIMIT. No Participant may be granted Awards during any one fiscal year to purchase more than 1,000,000 shares of Common Stock.

    EXERCISE PRICE. The Compensation Committee establishes the exercise price (or determines the method by which the exercise price shall be determined) at the time each option is granted.

    EXERCISE OF OPTIONS. Each option granted under the 1999 Stock Option Plan shall either be fully exercisable at the time of grant or shall become exercisable in such installments as the Compensation Committee may specify. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the option, unless otherwise specified by the Compensation Committee. Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable. During the Participant's lifetime, Awards may be exercised only by the Participant.

    PAYMENT FOR EXERCISE OF OPTIONS. Payment for the exercise of options under the 1999 Stock Option Plan may be made by one or any combination of the following forms of payment (a) by check payable to the order of the Corporation,
(b) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Corporation sufficient funds to pay the exercise price, or delivery by the Participant to the Corporation of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Corporation cash or a check sufficient to pay the exercise price, or (c) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Compensation Committee or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the

Participant to the Corporation (and delivery to the Corporation by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Compensation Committee may determine.

    TRANSFERABILITY. Options may be transferred by will or by the laws of descent and distribution or pursuant to and in accordance with the Participant's stock option agreement.

    RESTRICTED STOCK. The Compensation Committee may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Corporation by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Corporation to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Compensation Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Compensation Committee for such Award (each, a "Restricted Stock Award"). To date, no Restricted Stock Awards have been granted pursuant to the 1999 Stock Option Plan.

    OTHER STOCK-BASED AWARDS. The Compensation Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Compensation Committee may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units. To date, no such other Awards have been granted pursuant to the 1999 Stock Option Plan.

    ACQUISITION OF THE CORPORATION. The 1999 Stock Option Plan provides, subject to certain conditions, that upon an acquisition of the Corporation, 25% of each unvested portion of any Awards will accelerate and become exercisable, with the remaining 75% of each unvested portion to continue vesting throughout the term of the Award.

    EFFECT OF TERMINATION, DISABILITY OR DEATH. The Compensation Committee determines the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award.

    TERMINATION OF PLAN; AMENDMENTS. The Compensation Committee may amend, suspend or terminate the 1999 Stock Option Plan or any portion thereof at any time. Any shares subject to an option which for any reason expires or terminates unexercised may again be available for option grants under the 1999 Stock Option Plan. Unless terminated sooner, the 1999 Stock Option Plan will terminate on April 14, 2009.

                 UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

    THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS GRANTED UNDER THE 1999 STOCK OPTION PLAN IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. THIS DISCUSSION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE 1999 STOCK OPTION PLAN OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT.

A. INCENTIVE STOCK OPTIONS ("ISOs"). The following general rules are applicable under current United States federal income tax law to ISOs granted under the 1999 Stock Option Plan:

    1. In general, an optionee will not recognize any income upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of an ISO, and the Corporation will not be entitled to a federal income tax deduction upon either the grant or the exercise of an ISO.

    2.  If shares acquired upon exercise of an ISO are not disposed of within
       (i) two years from the date the ISO was granted or (ii) one year from the date the shares are issued to the optionee pursuant to the exercise of the ISO (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price generally will be treated as capital gain or loss to the optionee.

    3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

    4. The difference between the amount realized by an optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and
       (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss to the optionee.

    5. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of shares acquired upon exercise of an ISO, the Corporation generally will be entitled to a corresponding federal income tax deduction.

    6. An optionee may be entitled to exercise an ISO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

    7. In addition to the tax consequences described above, the exercise of an ISO may result in an "alternative minimum tax." In general, the amount by which the fair market value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the greater of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

    8. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

    9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain reporting requirements and restrictions on resale under federal securities laws applicable to directors, certain officers or 10% stockholders.

B. NON-QUALIFIED OPTIONS. The following general rules are applicable under current United States federal income tax law to Non-Qualified Options granted under the 1999 Stock Option Plan:

    1. In general, an optionee will not recognize any taxable income upon the grant of a Non-Qualified Option, and the Corporation will not be entitled to a federal income tax deduction upon such grant.

    2. An optionee generally will recognize ordinary income at the time of exercise of the Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold tax on this amount.

    3. When an optionee sells the shares acquired upon the exercise of a Non-Qualified Option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

    4. When an optionee recognizes ordinary income attributable to a Non-Qualified Option, the Corporation generally should be entitled to a corresponding federal income tax deduction.

    5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's option agreement so provides. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

    6. Special rules apply if the shares acquired upon the exercise of a Non-Qualified Option are subject to vesting, or are subject to certain reporting requirements and restrictions on resale under federal securities laws applicable to directors, certain officers or 10% stockholders.

C. STOCK AWARDS AND PURCHASES. The following general rules are applicable under current United States federal income tax law to awards of stock of the Corporation and opportunities to purchase shares directly from the Corporation under the 1999 Stock Option Plan:

    Persons receiving Common Stock under the under the 1999 Stock Option Plan pursuant to an award or opportunity to purchase generally will recognize ordinary income equal to the fair market value of the shares received in the case of an award over the purchase price, if any, or the excess of the fair market value of the shares (determined on the date of purchase) over the purchase price, in the case of an opportunity to purchase. The Corporation generally should be entitled to a corresponding federal income tax deduction. When such shares are sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of shares and his or her tax basis in the shares (generally, the fair market value of the shares when acquired). Special rules apply if the shares acquired pursuant to an award or an opportunity to purchase are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

                              SECTION 16 REPORTING

    Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended March 31, 2001 and written representations from certain Reporting Persons, the Corporation believes that all Section 16(a) filing requirements were complied with during the fiscal year ended March 31, 2001, except for the following:
Vincent J. Mullarkey and John R. Egan each failed to file an Annual Statement of Changes in Beneficial Ownership of Securities on Form 5 and subsequently filed a late Form 5. Bruce Kelley, Jr. failed to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 during March 2001 for seventy-two transactions and subsequently filed a late Form 4. Michael Szabados failed to file a Statement of Changes in Beneficial Ownership of Securites on Form 4 during December 2000 for three transactions and subsequently filed a late
Form 4.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all Stockholders entitled to vote at the 2002 Annual Meeting of Stockholders of the Corporation or otherwise intended to be brought up at such Annual Meeting must be received at the Corporation's principal executive offices between April 2, 2002 and May 2, 2002. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to NetScout Systems, Inc., 310 Littleton Road, Westford, MA 01886, Attention:
Secretary.

                              INDEPENDENT AUDITORS

    The Board of Directors has retained the firm of PricewaterhouseCoopers LLP ("PWC"), independent certified public accountants, to serve as auditors for the fiscal year ending March 31, 2002. PWC has served as the Corporation's accountants since 1993. It is expected that a member of PWC will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

FEES

    The following table sets forth the fees billed by the Corporation's independent auditors to the Corporation during the fiscal year ended March 31, 2001:

                               FEE                                    AMOUNT
                               ---                                   --------
Audit Fee.........................................................   $173,250
Financial Information Systems Design and Implementation Fees......          0
All Other Fees
  Audit Related Services................................  $482,122
  All Other Non-Audit Services..........................  $    990
    Total Other Fees..............................................   $483,112

    The Corporation's Audit Committee did consider whether the provision of audit-related services and all other non-audit services is compatible with the principal accountant's independence.

                           EXPENSES AND SOLICITATION

    The cost of solicitation of proxies will be borne by the Corporation and, in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation may retain a proxy solicitation firm to assist in the solicitation of proxies. The Corporation will bear all reasonable solicitation fees and expenses if such a proxy solicitation firm is retained.

                                                                         ANNEX A

                             NETSCOUT SYSTEMS, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

1.  PURPOSE AND ELIGIBILITY

    The purpose of this 1999 Stock Option and Incentive Plan (the "Plan") of NetScout Systems, Inc. (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 8.

2.  ADMINISTRATION

    a. ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

    b. APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

    c. DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, PROVIDED THAT the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.  STOCK AVAILABLE FOR AWARDS

    a. TYPE OF SECURITY; NUMBER OF SHARES. For purposes of this Plan, the term "Common Stock" shall be deemed to refer to the Company's Non-Voting Common Stock, par value $.001 per share, prior to the automatic conversion of the Non-Voting Common Stock into the Company's Voting Common Stock pursuant to the terms of the Company's certificate of incorporation and, thereafter, shall be deemed to refer to the Company's voting Common Stock, as constituted in the Company's certificate of incorporation. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 9,500,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; PROVIDED, HOWEVER, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 9,500,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

    b. PER-PARTICIPANT LIMIT. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 1,000,000 shares of Common Stock.

    c. ADJUSTMENT TO COMMON STOCK. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event,
       (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If
       Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.  STOCK OPTIONS

    a. GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

    b. INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option".

    c. EXERCISE PRICE. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

    d. DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

    e. EXERCISE OF OPTION. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

    f. PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

        (i) by check payable to the order of the Company;

        (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

       (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement),
             (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.  RESTRICTED STOCK

    a. GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

    b. TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.  OTHER STOCK-BASED AWARDS

    The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.  GENERAL PROVISIONS APPLICABLE TO AWARDS

    a. TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

    b. DOCUMENTATION. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan PROVIDED THAT such terms and conditions do not contravene the provisions of the Plan.

    c. BOARD DISCRETION. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

    d. TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

    e.  ACQUISITION OF THE COMPANY

        (i) CONSEQUENCES OF AN ACQUISITION.

           (A) ACCELERATION OF VESTING. Upon the consummation of an Acquisition, twenty-five percent (25%) of the portion of all Awards which are unvested immediately prior to such Acquisition shall become vested and immediately exercisable and the remaining seventy-five percent (75%) of the unvested portion of all Awards shall become vested in accordance with the pre-existing terms of such Awards, it being the intent and purpose of this provision that upon the consummation of an Acquisition 25% of each installment which is unvested prior to the application of this provision shall become vested and the remaining 75% of each such unvested installment shall remain subject to the pre-existing vesting schedule. Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i)(A), also the "Board"), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either
               (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition,
               (b) shares of stock of the surviving or acquiring corporation or
               (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or terminate one or more Options in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

           (B) ACQUISITION DEFINED. An "Acquisition" shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

        (ii) ASSUMPTION OF OPTIONS UPON CERTAIN EVENTS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

       (iii) POOLING-OF INTERESTS-ACCOUNTING. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

        (iv) PARACHUTE AWARDS. Notwithstanding the provisions of
             Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); PROVIDED, HOWEVER, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

    f. WITHHOLDING. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement) to the extent permitted by law. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

    g. AMENDMENT OF AWARDS. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, PROVIDED THAT, except as otherwise provided in
       Section 7(e)(iii), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

    h. CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until
       (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

    i. ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.  MISCELLANEOUS

    a.  DEFINITIONS.

        (i) "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of NetScout
            Systems, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of NetScout Systems, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

        (ii) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

       (iii) "employee" for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

    b. NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

    c. NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

    d. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

    e. AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

    f. GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

                                                                         ANNEX B

                             NETSCOUT SYSTEMS, INC.
                              (THE "CORPORATION")
                            AUDIT COMMITTEE CHARTER

A. PURPOSE AND SCOPE

    The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and (ii) the Corporation's internal financial and accounting controls.

B. COMPOSITION

    The Committee shall be comprised of a minimum of three directors as appointed by the Board, who shall, on or prior to June 14, 2001, meet the independence and audit committee composition requirements under any rules or regulations of The Nasdaq National Market, as in effect from time to time, and each such director shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

    All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

    The members of the Committee shall be elected by the Board at the Board meeting following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Committee shall:

DOCUMENT REVIEW

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

INDEPENDENT ACCOUNTING FIRM

4. Recommend to the Board, the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent accounting firm.

6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

8. Evaluate the performance of the independent accounting firm and recommend to the Board any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board and the Committee.

FINANCIAL REPORTING PROCESSES

9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

COMPLIANCE

10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

REPORTING

11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 15, 2000.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                             NETSCOUT SYSTEMS, INC.

                    Proxy for Annual Meeting of Stockholders

                               September 28, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Anil K. Singhal, Narendra Popat and David P. Sommers, and each or all of them, proxies, with full power of substitution, to vote all shares of common stock of NetScout Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, September 28, 2001, at 10:00 a.m. Eastern Standard time, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated August 30, 2001, a copy of which has been received by the undersigned.


                                                       --------------------
                                                         SEE REVERSE SIDE
                                                       --------------------


              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE PROPOSALS IN ITEM 2 AND ITEM 3.

[X]  Please mark your votes as indicated in this example.

1. To elect two members to the Board of Directors to serve until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     Nominees:  (01) Anil K. Singhal; (02) John R. Egan

     [ ]   FOR the nominees         [ ]   WITHHOLD
           listed above                   AUTHORITY
                                          to vote for the nominees
                                          listed above

(To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

------------------------------------------------------

2. To amend the Company's 1999 Stock Option and Incentive Plan to increase the number of shares issuable under such plan to 9,500,000 shares as described in the Company's Proxy Statement dated as of August 30, 2001, and ratify the 1999 Stock Option and Incentive Plan, as amended, for purposes of
     Section 162(m) of the Internal Revenue Code of 1986, as amended.

     [ ]   FOR                    [ ]   AGAINST                 [ ]   ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     [ ]   FOR                    [ ]   AGAINST                 [ ]   ABSTAIN


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE, OR OTHERWISE PROVIDE YOUR PROXY BY TELEPHONE OR BY INTERNET.

                                                         MARK HERE       [ ]
                                                         FOR ADDRESS
                                                         CHANGE AND
                                                         NOTE AT LEFT


Signature __________________________________ Date_____________
Signature __________________________________ Date_____________

(Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign. Please read reverse side before signing.)

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

       INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                  THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

    YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
                   SHARES IN THE SAME MANNER AS IF YOU MARKED,
                      SIGNED AND RETURNED YOUR PROXY CARD.



INTERNET
http://www.proxyvoting.com/NTCT
-------------------------------
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

TELEPHONE
1-800-840-1208
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.



               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.